EVALUATION SUMMARY

PRAIRIE OPERATING CO. INTERESTS

TOTAL PROVED AND POSSIBLE UNDEVELOPED RESERVES
CERTAIN PROPERTIES IN WELD COUNTY, COLORADO

AS OF NOVEMBER 30, 2024

SEC PRICE

CG&A

CAWLEY, GILLESPIE & ASSOCIATES, INC.
PETROLEUM CONSULTANTS

EVALUATION SUMMARY

PRAIRIE OPERATING CO. INTERESTS

TOTAL PROVED AND POSSIBLE UNDEVELOPED RESERVES
CERTAIN PROPERTIES IN WELD COUNTY, COLORADO

AS OF NOVEMBER 30, 2024

SEC PRICE

CAWLEY, GILLESPIE & ASSOCIATES, INC.
PETROLEUM CONSULTANTS
TEXAS REGISTERED ENGINEERING FIRM F-693

W. TODD BROOKER, P.E.
PRESIDENT

THOMAS M. BARR
SENIOR ENGINEER

CAWLEY, GILLESPIE & ASSOCIATES, INC.

PETROLEUM CONSULTANTS

6500 RIVER PLACE BLVD, SUITE 3-200
AUSTIN, TEXAS 78730-1111
512-249-7000

306 WEST SEVENTH STREET, SUITE 302
FORT WORTH, TEXAS 76102-4987
817- 336-2461
www.cgaus.com

1000 LOUISIANA STREET, SUITE 1900
HOUSTON, TEXAS 77002-5008
713-651-9944

January 27, 2025

Mr. Bryan Freeman
Executive Vice President, Operations
Prairie Operating Co.
55 Waugh Drive, Suite 400
Houston, TX 77007

Re: Evaluation Summary
Prairie Operating Co. Interests
Total Proved and Possible
Undeveloped Reserves
Certain Properties in Weld Co., CO
As of November 30, 2024

Pursuant to the Guidelines of the Securities and Exchange for Reporting Corporate Reserves and Future Net Revenue

Dear Mr. Freeman:

As requested, this report was prepared on January 27, 2025 for *Prairie Operating Co.* (“Prairie”) for the purpose of public disclosure by Prairie in filings made with the *Securities and Exchange Commission* (“SEC”) in accordance with the disclosure requirements set forth in the SEC regulations. We evaluated 100% of the Prairie total proved and possible undeveloped reserves in Weld County, as per information from Prairie. This evaluation utilized an effective date of November 30, 2024, was prepared using constant prices and costs, and conforms to Item 1202(a)(8) of Regulation S-K and other rules of the SEC. The results of this evaluation are presented in the accompanying tabulations, with a composite summary of the values presented below:

		Proved Developed Producing	Proved Developed Non-Producing	Proved Developed	Proved Undeveloped	Total Proved	Possible Undeveloped
Net Reserves							
Oil	- Mbbl	23,581.0	173.2	23,754.2	25,546.7	49,300.8	29,494.2
Gas	- MMcf	113,610.6	215.7	113,826.4	72,087.6	185,914.0	62,252.9
NGL	- Mbbl	14,810.1	26.1	14,836.3	8,970.1	23,806.3	7,543.6
Net Revenue							
Oil	- M$	1,720,842.6	13,013.8	1,733,856.4	1,887,909.5	3,621,766.1	2,215,902.0
Gas	- M$	31,263.8	334.8	31,598.6	64,123.7	95,722.2	96,616.5
NGL	- M$	335,841.5	569.2	336,410.8	199,693.2	536,104.0	164,268.1
Severance Taxes	- M$	7,934.2	52.9	7,987.1	8,176.6	16,163.6	9,411.8
Ad Valorem Taxes	- M$	137,696.9	917.9	138,614.8	141,903.0	280,517.7	163,340.2
Future Production Costs	- M$	522,460.6	4,816.1	527,276.7	438,875.0	966,151.9	555,414.1
Future Development Costs	- M$	0.0	39.1	39.1	618,222.7	618,261.8	548,434.8
Abandonment Costs	- M$	18,739.8	118.5	18,858.3	7,576.1	26,434.4	5,860.9
Net Operating Income (BFIT)	- M$	1,401,116.7	7,973.3	1,409,090.0	936,973.3	2,346,063.6	1,194,325.8
Discounted @ 10%	**- M$**	**859,777.5**	**5,089.0**	**864,866.4**	**494,776.8**	**1,359,643.8**	**517,332.2**

Future Revenue is prior to deducting state production taxes and ad valorem taxes. *Future net cash flow* (net operating income) is after deducting these taxes, future capital costs and operating expenses, but before consideration of federal income taxes. In accordance with SEC guidelines, the *future net cash flow* has been discounted at an annual rate of ten (10) percent to determine *present worth*. The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties by Cawley, Gillespie & Associates, Inc. ("CG&A").

The oil reserves include oil and condensate. Oil and natural gas liquid (NGL) volumes are expressed in barrels (42 U.S. gallons). Gas volumes are expressed in thousands of standard cubic feet (Mcf) at contract temperature and pressure base.

Presentation

This report is divided into a Summary section, consisting of Total Proved ("TP") and Proved Developed ("PD"), followed by four (4) reserve category sections, Proved Developed Producing ("PDP"), Proved Developed Non-Producing ("PDNP"), Proved Undeveloped ("PUD") and Possible Undeveloped ("POSS"). Within each category section are grand total Table I summaries. The Table I presents composite reserve estimates and economic forecasts for the particular reserve category. The data presented in each Table I is explained in page one (1) of the Appendix. For a more detailed explanation of the report layout please refer to the Table of Contents following this letter.

Hydrocarbon Pricing

The base SEC oil and gas prices calculated for November 30, 2024 were $75.98/bbl and $2.082/MMBTU, respectively. As specified by the SEC, a company must use a 12-month average price, calculated as the unweighted arithmetic average of the first-day-of-the-month price for each month within the 12-month period prior to the end of the reporting period. The SEC base oil price is based upon WTI-Cushing spot prices (EIA) and the SEC base gas price is based upon Henry Hub spot prices (Platts Gas Daily) from December 2023 through November 2024. Furthermore, NGL prices were adjusted on a per-property basis and averaged 30.7% of the proved net oil price on a composite basis.

Adjustments to oil and gas prices were made based upon data provided by your office and include adjustments for treating costs and/or crude quality and gravity corrections. After these adjustments, the net realized prices over the life of the proved properties were estimated to be $73.463 per barrel of oil, $0.515 per MCF of gas and $22.519 per barrel for NGL. All economic factors were held constant in accordance with SEC guidelines.

Economic Parameters

Oil and gas price differentials, gas shrinkage, ad valorem taxes, future production costs (lease operating expenses) and future development costs (capital investments) were calculated and prepared by Prairie and were audited by us at a summary level using historical lease operating statement data. Our audit determined that the commercial parameters being applied were reasonable and appropriate, and therefore no changes were made to cost parameters. Ownership was accepted as furnished and has not been independently confirmed. All economic parameters, including lease operating expenses (LOE) and investments, were held constant (not escalated) throughout the life of these properties in accordance with SEC guidelines.

LOE includes fixed and variable components. The fixed LOE costs represent all costs not tied to produced volumes and can be found as Operating Expense (column 22) in the attached tables. The variable costs consist of fees for gas compression, processing and transportation, and other variable expenses. These costs can be found as Other Deductions (column 27) in the attached tables.

SEC Conformance and Regulations

The reserve classifications and the economic considerations used herein conform to the criteria of the SEC as defined on pages three (3) and four (4) of the Appendix. The reserves and economics are predicated on regulatory agency classifications, rules, policies, laws, taxes and royalties currently in effect except as noted herein. The possible effects of changes in legislation or other Federal or State restrictive actions which could affect the reserves and economics have not been considered. However, we do not anticipate nor are we aware of any legislative changes or restrictive regulatory actions that may impact the recovery of reserves.

CG&A evaluated two (2) PDNP locations, which represent wells that are awaiting workovers, including tubing repair and plunger replacement. This evaluation also includes 188 PUD and 396 POSS locations. All locations are proposed as part of Prairie's development plans. The development schedule was provided by Prairie based upon their go forward plan and accepted as furnished. In our opinion, Prairie and other working interest operators have indicated that they have every intent to complete this development plan as scheduled. Furthermore, Prairie and other working interest operators have demonstrated that they have the proper company staffing, financial backing and prior development success to ensure this development plan will be fully executed.

Reserve Estimation Methods

The methods employed in estimating reserves are described on page two (2) of the Appendix. All reserve estimates involve an assessment of the uncertainty relating to the likelihood that the actual remaining quantities recovered will be greater or less than the estimated quantities determined as of the date the estimate is made. The uncertainty depends mainly on the amount of the reliable geologic and engineering data available at the time of the estimate and the interpretation of such data, as well as the inherent uncertainties attributable to variations in reservoir and rock quality, offset drainage, mechanical wellbore integrity among others. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability.

Non-producing reserve estimates, for developed and undeveloped properties, were forecast using either volumetric or analogy methods, or a combination of both. These methods provide a relatively high degree of accuracy for predicting PDNP, PUD and POSS reserves for Prairie's properties, due to the mature nature of their properties targeted for development and an abundance of subsurface control data. The assumptions, data, methods and procedures used herein are appropriate for the purpose served by this report.

General Discussion

The estimates and forecasts were based upon interpretations of data furnished by your office and available from our files. To some extent information from public records has been used to check and/or supplement these data. The basic engineering and geological data were subject to third party reservations and qualifications. Nothing has come to our attention, however, that would cause us to believe that we are not justified in relying on such data. All estimates represent our best judgment based on the data available at the time of preparation. Due to inherent uncertainties in future production rates, commodity prices and geologic conditions, it should be realized that the reserve estimates, the reserves actually recovered, the revenue derived therefrom and the actual cost incurred could be more or less than the estimated amounts.

An on-site field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined, nor have the wells been tested by Cawley, Gillespie & Associates, Inc. Possible environmental liability related to the properties has not been investigated nor considered. The cost of plugging and the salvage value of equipment at abandonment have been considered in this evaluation as directed.

Cawley, Gillespie & Associates, Inc. is a Texas Registered Engineering Firm (F-693), made up of independent registered professional engineers and geologists that have provided petroleum consulting services to the oil and gas industry for over 60 years. We do not own an interest in the properties or *Prairie Operating Co.* and are not employed on a contingent basis. We have used all methods and procedures that we consider necessary under the circumstances to prepare this report. Our work-papers and related data utilized in the preparation of these estimates are available in our office.

Yours very truly,

CAWLEY, GILLESPIE & ASSOCIATES, INC.
TEXAS REGISTERED ENGINEERING FIRM F-693

STATE OF TEXAS
W. TODD BROOKER
83462
LICENSED
PROFESSIONAL ENGINEER

W. TODD BROOKER, P.E.
PRESIDENT

THOMAS M. BARR
SENIOR ENGINEER

CAWLEY, GILLESPIE & ASSOCIATES, INC.
PETROLEUM CONSULTANTS

6500 RIVER PLACE BLVD, SUITE 3-200
AUSTIN, TEXAS 78730-1111
512-249-7000

306 WEST SEVENTH STREET, SUITE 302
FORT WORTH, TEXAS 76102-4987
817-336-2461
www.cgaus.com

1000 LOUISIANA STREET, SUITE 1900
HOUSTON, TEXAS 77002-5008
713-651-9944

Professional Qualifications of W. Todd Brooker, P.E.
Primary Technical Person

The evaluation summarized by this report was conducted by a proficient team of geologists and reservoir engineers who integrate geological, geophysical, engineering and economic data to produce high quality reserve estimates and economic forecasts. This report was supervised by Todd Brooker, President of Cawley, Gillespie & Associates, Inc. (CG&A).

Prior to joining CG&A, Mr. Brooker worked in Gulf of Mexico drilling and production engineering at Chevron USA. Mr. Brooker has been an employee of CG&A since 1992 and became President in 2017. His responsibilities include reserve and economic evaluations, fair market valuations, expert reporting and testimony, field/reservoir studies, pipeline resource assessments, field development planning and acquisition/divestiture analysis. His reserve reports are routinely used for public company U.S. Securities and Exchange Commission (SEC) disclosures. His experience includes significant projects in both conventional and unconventional resources in every major U.S. producing basin and abroad, including oil and gas shale plays, coalbed methane fields, waterfloods and complex, faulted structures.

Mr. Brooker graduated with honors from the University of Texas at Austin in 1989 with a Bachelor of Science degree in Petroleum Engineering. He is a registered Professional Engineer in the State of Texas (License #83462), and a member of the Society of Petroleum Engineers (SPE) and the Society of Petroleum Evaluation Engineers (SPEE).

Based on his educational background, professional training and more than 30 years of experience, Mr. Brooker and CG&A continue to deliver independent, professional, ethical and reliable engineering and geological services to the petroleum industry.

CAWLEY, GILLESPIE & ASSOCIATES, INC.
TEXAS REGISTERED ENGINEERING FIRM F-693

TABLE OF CONTENTS
Prairie Operating Co. LLC Interests
As of November 30, 2024

Note: ***Table I's are Grand Total Summaries of Reserves and Economics.***

Table I - TP

Composite Reserve Estimates and Economic Forecasts
Prairie Operating Company Interests
Certain Properties in Weld County, Colorado
Total Proved Reserves
As of November 30, 2024

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MBBLS	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/BBL
12-2024	635.6	3,345.5	346.9	384.768	1,575.729	205.920	72.960	0.274	22.689
12-2025	9,484.8	39,253.5	4,009.1	5,895.943	18,592.138	2,380.505	73.638	0.467	22.563
12-2026	11,572.3	42,803.4	4,363.7	7,234.238	20,677.130	2,606.409	74.003	0.738	22.373
12-2027	12,036.9	42,560.2	4,359.7	6,768.984	20,121.336	2,561.842	73.353	0.606	22.463
12-2028	8,828.9	39,582.6	3,937.5	4,138.798	16,316.116	2,078.346	73.344	0.533	22.505
12-2029	5,778.3	30,859.4	3,062.3	2,948.704	12,545.962	1,599.858	73.361	0.519	22.513
12-2030	4,511.6	25,043.0	2,495.9	2,374.038	10,382.820	1,325.419	73.354	0.506	22.522
12-2031	3,776.6	21,408.3	2,137.9	2,011.398	8,945.575	1,142.840	73.344	0.496	22.528
12-2032	3,264.2	18,660.8	1,870.4	1,749.999	7,830.072	1,003.922	73.333	0.481	22.537
12-2033	2,878.1	16,449.6	1,657.5	1,550.921	6,940.270	894.549	73.320	0.461	22.547
12-2034	2,580.8	14,799.5	1,493.0	1,394.691	6,273.204	809.006	73.314	0.455	22.551
12-2035	2,338.1	13,419.5	1,355.6	1,267.349	5,723.945	738.450	73.310	0.450	22.555
12-2036	2,128.9	12,227.2	1,236.3	1,155.757	5,228.056	674.743	73.307	0.447	22.558
12-2037	1,947.3	11,157.1	1,128.1	1,057.153	4,766.546	615.263	73.306	0.447	22.559
12-2038	1,789.3	10,207.0	1,033.3	973.106	4,381.006	565.606	73.306	0.446	22.560
12-2039	1,644.1	9,243.4	938.1	895.998	4,003.962	517.426	73.307	0.445	22.562
12-2040	1,510.1	8,376.3	851.4	824.681	3,650.558	471.765	73.312	0.449	22.560
12-2041	1,391.9	7,673.2	780.7	760.753	3,357.574	433.856	73.316	0.451	22.559
12-2042	1,280.6	7,007.5	713.0	700.006	3,066.873	396.113	73.320	0.452	22.559
S Tot	79,378.4	374,077.0	37,770.5	44,087.284	164,378.880	21,021.838	73.483	0.527	22.511
After	9,576.6	47,545.5	4,872.8	5,213.564	21,535.110	2,784.482	73.289	0.423	22.581
Total	88,955.0	421,622.5	42,643.3	49,300.848	185,913.984	23,806.320	73.463	0.515	22.519
Cum	59,280.4	238,678.3	0.0						
Ult	148,235.4	660,300.8	42,643.3						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2024	28,072.790	431.994	4,672.095	0.000	0.000	33,176.830	126.072	2,187.963	4.956
12-2025	434,163.264	8,676.666	53,711.408	0.000	0.000	496,551.584	1,886.896	32,746.816	4.886
12-2026	535,354.368	15,255.081	58,313.312	0.000	0.000	608,923.328	2,313.909	40,157.532	5.281
12-2027	496,528.160	12,186.286	57,547.372	0.000	0.000	566,262.336	2,151.795	37,344.052	6.534
12-2028	303,557.184	8,701.172	46,773.592	0.000	0.000	359,031.712	1,364.320	23,677.592	7.621
12-2029	216,319.488	6,514.326	36,017.876	0.000	0.000	258,851.712	983.636	17,070.876	8.603
12-2030	174,145.584	5,258.654	29,850.870	0.000	0.000	209,254.624	795.169	13,800.045	9.356
12-2031	147,524.048	4,438.750	25,746.376	0.000	0.000	177,709.056	675.295	11,719.644	10.043
12-2032	128,332.776	3,763.596	22,624.964	0.000	0.000	154,721.424	587.941	10,203.632	10.614
12-2033	113,714.072	3,200.550	20,169.188	0.000	0.000	137,083.872	520.918	9,040.466	11.131
12-2034	102,250.224	2,854.082	18,243.932	0.000	0.000	123,348.160	468.723	8,134.622	11.713
12-2035	92,908.736	2,578.523	16,655.479	0.000	0.000	112,142.552	426.142	7,395.637	12.308
12-2036	84,725.184	2,339.396	15,220.725	0.000	0.000	102,285.160	388.684	6,745.556	12.883
12-2037	77,495.248	2,130.192	13,879.589	0.000	0.000	93,505.000	355.320	6,166.520	13.464
12-2038	71,334.400	1,955.511	12,759.985	0.000	0.000	86,049.904	326.990	5,674.854	14.108
12-2039	65,682.628	1,781.904	11,674.392	0.000	0.000	79,138.880	300.728	5,219.090	14.770
12-2040	60,458.736	1,638.056	10,643.237	0.000	0.000	72,740.056	276.412	4,797.093	15.458
12-2041	55,775.420	1,514.071	9,787.467	0.000	0.000	67,076.892	254.892	4,423.616	16.156
12-2042	51,324.156	1,385.850	8,935.807	0.000	0.000	61,645.808	234.254	4,065.445	16.863
S Tot	3,239,666.944	86,604.648	473,227.680	0.000	0.000	3,799,499.008	14,438.096	250,571.024	8.721
After	382,099.136	9,117.570	62,876.280	0.000	0.000	454,092.832	1,725.553	29,946.712	21.068
Total	3,621,766.144	95,722.216	536,103.968	0.000	0.000	4,253,591.808	16,163.649	280,517.728	10.089

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2024	1,101.876	498	316.3	207.241	0.000	2,562.449	24,851.560	2,139.683	2,139.683	2,032.707
12-2025	23,379.040	581	384.8	2,549.140	0.000	25,577.040	302,043.200	108,369.496	110,509.176	101,570.856
12-2026	39,039.896	589	409.5	2,567.523	0.000	23,737.278	257,630.496	243,476.784	353,985.952	310,850.880
12-2027	20,755.608	634	422.5	3,044.934	0.000	53,223.848	34,858.752	414,883.328	768,869.248	635,291.392
12-2028	19,365.542	634	421.8	3,073.041	0.000	40,125.632	136.557	271,289.120	1,040,158.336	828,871.872
12-2029	19,280.318	633	420.7	3,059.502	0.000	29,963.848	0.000	188,493.440	1,228,651.776	950,965.376
12-2030	19,190.198	631	418.3	3,044.173	0.000	24,226.948	55.262	148,143.344	1,376,795.136	1,038,151.552
12-2031	19,135.874	631	417.9	3,035.744	0.000	20,462.350	115.262	122,564.968	1,499,360.128	1,103,707.008
12-2032	18,909.634	628	415.8	3,004.345	0.000	17,439.494	55.591	104,520.736	1,603,880.832	1,154,521.600
12-2033	18,659.564	617	409.4	2,978.782	0.000	14,971.474	185.305	90,727.408	1,694,608.256	1,194,615.296
12-2034	18,429.108	610	405.9	2,942.599	0.000	13,370.517	338.067	79,664.576	1,774,272.768	1,226,614.656
12-2035	18,244.848	599	398.9	2,910.098	0.000	12,093.914	316.753	70,755.320	1,845,028.096	1,252,453.760
12-2036	17,931.032	593	396.2	2,852.469	0.000	10,980.955	197.895	63,188.708	1,908,216.832	1,273,428.352
12-2037	17,547.180	579	386.4	2,781.532	0.000	9,986.178	462.526	56,205.936	1,964,422.784	1,290,391.680
12-2038	17,324.416	567	378.4	2,739.092	0.000	9,153.822	548.916	50,281.808	2,014,704.640	1,304,186.240
12-2039	17,015.016	558	374.5	2,688.042	0.000	8,354.676	256.404	45,304.908	2,060,009.600	1,315,485.568
12-2040	16,632.164	541	364.5	2,615.264	0.000	7,646.252	510.032	40,262.832	2,100,272.384	1,324,616.064
12-2041	16,293.874	526	356.6	2,553.369	0.000	7,039.939	436.307	36,074.956	2,136,347.392	1,332,051.968
12-2042	15,865.528	514	348.5	2,481.054	0.000	6,418.804	468.146	32,112.598	2,168,460.032	1,338,069.376
S Tot	354,100.704			51,127.940	0.000	337,335.392	623,466.944	2,168,460.032	2,168,460.032	1,338,069.376
After	156,606.288			24,803.624	0.000	42,177.928	21,229.220	177,603.568	2,346,063.616	1,359,643.776
Total	510,707.008			75,931.568	0.000	379,513.312	644,696.192	2,346,063.616	2,346,063.616	1,359,643.776

SEC Price (11/30/2024)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2024	75.98	2.082
Thereafter	Flat	Flat
Cap	75.98	2.082

Percent	Cum. Disc.
8.0	1,485,827.584
9.0	1,419,998.080
10.0	1,359,644.288
11.0	1,304,100.608
12.0	1,252,814.208
13.0	1,205,307.520

1 Months in first year **50.000 Year Life (12/2074)**

Table I - PD

Composite Reserve Estimates and Economic Forecasts
Prairie Operating Company Interests
Certain Properties in Weld County, Colorado
Proved Developed Reserves
As of November 30, 2024

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MBBLS	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/BBL
12-2024	635.6	3,345.5	346.9	384.768	1,575.729	205.920	72.960	0.274	22.689
12-2025	5,808.7	32,970.3	3,403.9	3,487.186	15,263.545	1,992.235	72.989	0.279	22.682
12-2026	4,115.1	25,309.6	2,596.2	2,432.408	11,382.241	1,483.757	73.003	0.282	22.675
12-2027	3,280.9	20,877.5	2,130.6	1,916.903	9,173.289	1,194.886	73.007	0.285	22.669
12-2028	2,762.2	17,960.1	1,826.2	1,600.955	7,770.282	1,011.430	73.010	0.288	22.665
12-2029	2,399.3	15,852.6	1,607.6	1,379.930	6,780.470	882.148	73.007	0.289	22.662
12-2030	2,127.9	14,227.9	1,440.0	1,217.354	6,036.174	785.039	73.005	0.289	22.661
12-2031	1,914.4	12,892.6	1,303.7	1,090.506	5,447.970	708.417	73.001	0.289	22.660
12-2032	1,739.3	11,783.4	1,190.8	988.197	4,965.039	645.553	73.002	0.289	22.660
12-2033	1,591.0	10,793.1	1,091.6	902.719	4,555.123	592.544	73.001	0.287	22.661
12-2034	1,458.6	9,862.6	998.5	827.022	4,180.548	544.046	72.998	0.284	22.664
12-2035	1,342.7	9,036.6	916.4	762.210	3,859.475	502.392	72.997	0.282	22.666
12-2036	1,234.1	8,284.5	841.0	700.615	3,546.644	461.872	72.996	0.279	22.669
12-2037	1,134.4	7,572.8	768.6	642.923	3,235.308	421.414	72.993	0.278	22.671
12-2038	1,044.3	6,920.4	703.5	592.987	2,975.204	387.645	72.992	0.277	22.673
12-2039	956.5	6,208.2	633.6	544.829	2,704.612	352.949	72.990	0.271	22.679
12-2040	872.0	5,557.0	568.5	498.503	2,443.024	318.918	72.991	0.271	22.680
12-2041	797.3	5,045.1	517.0	456.634	2,231.510	291.334	72.990	0.269	22.681
12-2042	725.7	4,557.9	467.2	415.970	2,017.733	263.372	72.984	0.265	22.685
S Tot	35,939.9	229,057.7	23,352.0	20,842.618	100,143.912	13,045.870	72.998	0.282	22.670
After	4,891.2	28,179.1	2,951.8	2,911.578	13,682.451	1,790.385	72.943	0.242	22.708
Total	40,831.1	257,236.8	26,303.8	23,754.196	113,826.360	14,836.255	72.992	0.278	22.675
Cum	59,280.4	238,678.3	0.0						
Ult	100,111.4	495,915.1	26,303.8						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2024	28,072.790	431.994	4,672.095	0.000	0.000	33,176.830	126.072	2,187.963	4.956
12-2025	254,525.440	4,256.920	45,188.064	0.000	0.000	303,970.400	1,155.088	20,046.396	5.542
12-2026	177,573.984	3,210.080	33,644.116	0.000	0.000	214,428.304	814.827	14,141.206	6.342
12-2027	139,947.136	2,615.193	27,086.954	0.000	0.000	169,649.296	644.667	11,188.094	7.050
12-2028	116,885.184	2,235.745	22,923.894	0.000	0.000	142,044.816	539.770	9,367.637	7.725
12-2029	100,744.376	1,958.634	19,991.540	0.000	0.000	122,694.504	466.239	8,091.515	8.339
12-2030	88,872.448	1,745.634	17,789.708	0.000	0.000	108,407.736	411.949	7,149.322	8.918
12-2031	79,608.424	1,573.068	16,052.961	0.000	0.000	97,234.384	369.491	6,412.456	9.491
12-2032	72,140.384	1,435.357	14,627.993	0.000	0.000	88,203.688	335.174	5,816.894	10.028
12-2033	65,899.732	1,308.133	13,427.736	0.000	0.000	80,635.576	306.415	5,317.794	10.557
12-2034	60,371.060	1,186.240	12,330.060	0.000	0.000	73,887.360	280.772	4,872.757	11.033
12-2035	55,639.060	1,087.282	11,387.181	0.000	0.000	68,113.448	258.831	4,491.978	11.537
12-2036	51,141.820	990.730	10,470.281	0.000	0.000	62,602.864	237.891	4,128.560	12.006
12-2037	46,928.864	899.075	9,553.923	0.000	0.000	57,381.872	218.051	3,784.243	12.478
12-2038	43,283.560	822.992	8,789.076	0.000	0.000	52,895.636	201.004	3,488.384	13.048
12-2039	39,766.896	733.327	8,004.505	0.000	0.000	48,504.752	184.318	3,198.813	13.629
12-2040	36,386.208	661.907	7,233.022	0.000	0.000	44,281.128	168.268	2,920.272	14.235
12-2041	33,329.618	601.374	6,607.863	0.000	0.000	40,538.820	154.048	2,673.473	14.844
12-2042	30,359.010	534.126	5,974.511	0.000	0.000	36,867.648	140.097	2,431.364	15.430
S Tot	1,521,476.096	28,287.808	295,755.488	0.000	0.000	1,845,518.848	7,012.972	121,709.128	8.913
After	212,380.320	3,310.750	40,655.292	0.000	0.000	256,346.368	974.116	16,905.640	18.438
Total	1,733,856.384	31,598.558	336,410.784	0.000	0.000	2,101,865.216	7,987.088	138,614.768	10.069

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2024	1,101.876	498	316.3	207.241	0.000	2,562.449	0.000	26,991.242	26,991.242	26,884.266
12-2025	13,304.009	500	317.9	2,482.606	0.000	24,816.802	39.132	242,126.640	269,117.888	256,886.944
12-2026	12,968.824	450	300.0	2,356.158	0.000	18,247.990	0.000	165,899.280	435,017.152	399,935.872
12-2027	12,847.875	446	296.1	2,336.348	0.000	14,584.084	1,122.162	126,926.064	561,943.232	499,370.752
12-2028	12,827.680	446	295.3	2,332.522	0.000	12,288.858	136.557	104,551.792	666,495.040	573,806.464
12-2029	12,742.455	445	294.3	2,318.983	0.000	10,652.506	0.000	88,422.840	754,917.888	631,024.896
12-2030	12,652.334	443	291.8	2,303.654	0.000	9,423.960	55.262	76,411.368	831,329.280	675,969.728
12-2031	12,598.883	443	291.5	2,295.408	0.000	8,442.785	115.262	67,000.140	898,329.408	711,791.680
12-2032	12,479.979	440	289.5	2,271.199	0.000	7,664.276	55.591	59,580.644	957,910.080	740,750.400
12-2033	12,371.776	437	287.1	2,253.928	0.000	6,985.294	170.638	53,229.744	1,011,139.840	764,268.864
12-2034	12,141.316	430	283.5	2,217.746	0.000	6,354.574	115.720	47,904.460	1,059,044.288	783,510.592
12-2035	11,957.055	419	276.6	2,185.245	0.000	5,839.834	316.753	43,063.772	1,102,108.032	799,236.032
12-2036	11,643.241	413	273.9	2,127.616	0.000	5,341.222	197.895	38,926.392	1,141,034.368	812,155.584
12-2037	11,259.387	399	264.1	2,056.678	0.000	4,852.476	462.526	34,748.540	1,175,782.912	822,643.136
12-2038	11,036.623	387	256.0	2,014.238	0.000	4,444.157	548.916	31,162.326	1,206,945.280	831,192.384
12-2039	10,727.224	378	252.2	1,963.188	0.000	4,005.752	256.404	28,169.046	1,235,114.368	838,218.112
12-2040	10,344.371	361	242.1	1,890.410	0.000	3,608.438	510.032	24,839.346	1,259,953.664	843,851.840
12-2041	10,006.081	346	234.3	1,828.515	0.000	3,275.334	436.307	22,165.094	1,282,118.784	848,420.864
12-2042	9,577.735	334	226.2	1,756.200	0.000	2,914.698	468.146	19,579.414	1,301,698.176	852,089.920
S Tot	214,588.720			39,197.888	0.000	156,305.504	5,007.302	1,301,698.176	1,301,698.176	852,089.920
After	82,946.368			15,426.214	0.000	18,812.006	13,890.132	107,391.864	1,409,090.176	864,866.432
Total	297,535.104			54,624.104	0.000	175,117.504	18,897.434	1,409,090.048	1,409,090.176	864,866.432

SEC Price (11/30/2024)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2024	75.98	2.082
Thereafter	Flat	Flat
Cap	75.98	2.082

Percent	Cum. Disc.
8.0	932,387.776
9.0	897,073.344
10.0	864,866.496
11.0	835,378.240
12.0	808,278.720
13.0	783,290.240

1 Months in first year **50.000 Year Life (12/2074)**

Table I - PDP

Composite Reserve Estimates and Economic Forecasts
Prairie Operating Company Interests
Certain Properties in Weld County, Colorado
Proved Developed Producing Reserves
As of November 30, 2024

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MBBLS	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/BBL
12-2024	635.6	3,345.5	346.9	384.768	1,575.729	205.920	72.960	0.274	22.689
12-2025	5,778.1	32,909.0	3,397.6	3,463.247	15,222.865	1,987.305	72.974	0.275	22.684
12-2026	4,091.1	25,268.5	2,592.0	2,413.691	11,354.971	1,480.452	72.987	0.279	22.677
12-2027	3,261.8	20,847.9	2,127.6	1,902.072	9,153.650	1,192.506	72.990	0.282	22.671
12-2028	2,746.2	17,936.9	1,823.8	1,588.514	7,754.848	1,009.560	72.993	0.285	22.666
12-2029	2,385.4	15,833.4	1,605.6	1,369.136	6,767.718	880.603	72.990	0.286	22.664
12-2030	2,115.6	14,211.5	1,438.3	1,207.779	6,025.286	783.719	72.988	0.287	22.662
12-2031	1,903.4	12,878.3	1,302.3	1,081.884	5,438.466	707.266	72.984	0.287	22.662
12-2032	1,729.3	11,770.7	1,189.5	980.361	4,956.608	644.531	72.985	0.287	22.661
12-2033	1,581.8	10,781.6	1,090.4	895.549	4,547.552	591.626	72.984	0.285	22.663
12-2034	1,450.2	9,852.3	997.5	820.430	4,173.684	543.214	72.981	0.282	22.665
12-2035	1,334.9	9,027.2	915.4	756.145	3,853.203	501.632	72.980	0.280	22.667
12-2036	1,226.9	8,275.8	840.1	695.035	3,540.881	461.174	72.978	0.277	22.671
12-2037	1,127.8	7,564.8	767.8	637.790	3,230.006	420.772	72.976	0.276	22.672
12-2038	1,038.2	6,913.1	702.8	588.265	2,970.326	387.054	72.975	0.275	22.674
12-2039	950.9	6,201.4	632.9	540.484	2,700.124	352.405	72.973	0.269	22.680
12-2040	866.8	5,550.8	567.9	494.506	2,438.895	318.418	72.974	0.269	22.681
12-2041	792.6	5,039.4	516.4	452.957	2,227.711	290.874	72.972	0.267	22.683
12-2042	721.3	4,552.6	466.7	412.587	2,014.238	262.948	72.966	0.262	22.686
S Tot	35,738.0	228,760.6	23,321.4	20,685.202	99,946.768	13,021.980	72.982	0.280	22.672
After	4,871.0	28,151.1	2,948.9	2,895.781	13,663.879	1,788.134	72.931	0.240	22.709
Total	40,609.0	256,911.7	26,270.3	23,580.984	113,610.648	14,810.114	72.976	0.275	22.676
Cum	59,090.2	238,287.3	0.0						
Ult	99,699.1	495,199.0	26,270.3						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2024	28,072.790	431.994	4,672.095	0.000	0.000	33,176.830	126.072	2,187.963	4.956
12-2025	252,726.944	4,193.785	45,080.720	0.000	0.000	302,001.440	1,147.606	19,916.548	5.508
12-2026	176,167.824	3,167.756	33,572.156	0.000	0.000	212,907.872	809.050	14,040.934	6.306
12-2027	138,832.928	2,584.713	27,035.130	0.000	0.000	168,452.816	640.121	11,109.185	7.014
12-2028	115,950.440	2,211.793	22,883.170	0.000	0.000	141,045.424	535.972	9,301.722	7.687
12-2029	99,933.432	1,938.842	19,957.890	0.000	0.000	121,830.104	462.954	8,034.510	8.301
12-2030	88,153.008	1,728.736	17,760.976	0.000	0.000	107,642.672	409.042	7,098.866	8.878
12-2031	78,960.632	1,558.316	16,027.881	0.000	0.000	96,546.776	366.878	6,367.110	9.448
12-2032	71,551.680	1,422.272	14,605.747	0.000	0.000	87,579.656	332.803	5,775.740	9.983
12-2033	65,360.996	1,296.384	13,407.759	0.000	0.000	80,065.128	304.247	5,280.174	10.510
12-2034	59,875.796	1,175.588	12,311.950	0.000	0.000	73,363.344	278.781	4,838.198	10.983
12-2035	55,183.420	1,077.549	11,370.633	0.000	0.000	67,631.528	257.000	4,460.196	11.483
12-2036	50,722.628	981.786	10,455.074	0.000	0.000	62,159.528	236.206	4,099.322	11.948
12-2037	46,543.208	890.846	9,539.932	0.000	0.000	56,973.996	216.501	3,757.344	12.415
12-2038	42,928.760	815.421	8,776.205	0.000	0.000	52,520.388	199.578	3,463.638	12.980
12-2039	39,440.484	726.362	7,992.664	0.000	0.000	48,159.532	183.006	3,176.045	13.556
12-2040	36,085.904	655.499	7,222.128	0.000	0.000	43,963.520	167.061	2,899.326	14.154
12-2041	33,053.338	595.479	6,597.840	0.000	0.000	40,246.624	152.937	2,654.203	14.755
12-2042	30,104.832	528.703	5,965.290	0.000	0.000	36,598.820	139.076	2,413.636	15.332
S Tot	1,509,649.152	27,981.826	295,235.264	0.000	0.000	1,832,865.920	6,964.890	120,874.672	8.867
After	211,193.504	3,281.926	40,606.284	0.000	0.000	255,081.696	969.310	16,822.238	18.354
Total	1,720,842.624	31,263.752	335,841.536	0.000	0.000	2,087,947.648	7,934.200	137,696.912	10.020

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2024	1,101.876	498	316.3	207.241	0.000	2,562.449	0.000	26,991.242	26,991.242	26,884.266
12-2025	13,193.286	498	315.9	2,476.240	0.000	24,492.234	0.000	240,775.760	267,767.008	255,611.424
12-2026	12,848.037	448	298.0	2,349.214	0.000	18,024.262	0.000	164,836.352	432,603.360	397,743.808
12-2027	12,727.087	444	294.1	2,329.403	0.000	14,420.722	1,122.162	126,104.088	558,707.456	496,534.752
12-2028	12,706.891	444	293.3	2,325.577	0.000	12,159.476	136.557	103,879.200	662,586.624	570,491.584
12-2029	12,621.667	443	292.3	2,312.038	0.000	10,545.067	0.000	87,853.896	750,440.512	627,341.888
12-2030	12,531.545	441	289.8	2,296.709	0.000	9,331.988	55.262	75,919.352	826,359.872	671,997.312
12-2031	12,478.094	441	289.5	2,288.463	0.000	8,362.411	115.262	66,568.588	892,928.448	707,588.480
12-2032	12,359.191	438	287.5	2,264.254	0.000	7,593.044	55.591	59,199.100	952,127.552	736,361.728
12-2033	12,250.989	435	285.1	2,246.983	0.000	6,921.530	170.638	52,890.576	1,005,018.112	759,730.368
12-2034	12,020.529	428	281.6	2,210.800	0.000	6,297.042	115.720	47,602.244	1,052,620.352	778,850.752
12-2035	11,836.269	417	274.6	2,178.300	0.000	5,787.624	316.753	42,795.408	1,095,415.808	794,478.208
12-2036	11,522.453	411	271.9	2,120.671	0.000	5,293.630	197.895	38,689.300	1,134,105.088	807,319.040
12-2037	11,138.600	397	262.1	2,049.734	0.000	4,809.036	462.526	34,540.284	1,168,645.376	817,743.744
12-2038	10,915.836	385	254.1	2,007.293	0.000	4,404.483	548.916	30,980.662	1,199,625.984	826,243.200
12-2039	10,606.437	376	250.2	1,956.244	0.000	3,969.500	256.404	28,011.886	1,227,637.888	833,229.696
12-2040	10,223.583	359	240.2	1,883.466	0.000	3,575.298	510.032	24,704.764	1,252,342.656	838,832.896
12-2041	9,885.294	344	232.3	1,821.570	0.000	3,245.024	436.307	22,051.318	1,274,393.984	843,378.432
12-2042	9,456.947	332	224.2	1,749.255	0.000	2,887.381	468.146	19,484.390	1,293,878.400	847,029.696
S Tot	212,424.608			39,073.456	0.000	154,682.192	4,968.170	1,293,878.400	1,293,878.400	847,029.696
After	82,219.960			15,384.448	0.000	18,675.880	13,771.620	107,238.240	1,401,116.416	859,777.536
Total	294,644.576			54,457.904	0.000	173,358.080	18,739.790	1,401,116.672	1,401,116.416	859,777.536

SEC Price (11/30/2024)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2024	75.98	2.082
Thereafter	Flat	Flat
Cap	75.98	2.082

Percent	Cum. Disc.
8.0	926,907.072
9.0	891,796.416
10.0	859,777.600
11.0	830,463.040
12.0	803,524.800
13.0	778,686.464

1 Months in first year   50.000 Year Life (12/2074)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.   ARIES   CGA1224SEC   01/27/2025 10:03:40
TEXAS REGISTERED ENGINEERING FIRM F-693.   Summary

Table I - PDNP

Composite Reserve Estimates and Economic Forecasts
Prairie Operating Company Interests
Certain Properties in Weld County, Colorado
Proved Developed Non-Producing Reserves
As of November 30, 2024

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MBBLS	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/BBL
12-2024	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2025	30.7	61.3	6.3	23.939	40.680	4.929	75.130	1.552	21.776
12-2026	24.0	41.1	4.2	18.716	27.271	3.305	75.130	1.552	21.776
12-2027	19.0	29.6	3.0	14.831	19.639	2.380	75.130	1.552	21.776
12-2028	16.0	23.3	2.4	12.442	15.433	1.870	75.130	1.552	21.776
12-2029	13.8	19.2	2.0	10.794	12.753	1.545	75.130	1.552	21.776
12-2030	12.3	16.4	1.7	9.576	10.888	1.319	75.130	1.552	21.776
12-2031	11.1	14.3	1.5	8.622	9.505	1.152	75.130	1.552	21.776
12-2032	10.0	12.7	1.3	7.836	8.431	1.022	75.130	1.552	21.776
12-2033	9.2	11.4	1.2	7.171	7.570	0.917	75.130	1.552	21.776
12-2034	8.5	10.3	1.1	6.592	6.864	0.832	75.130	1.552	21.776
12-2035	7.8	9.5	1.0	6.065	6.272	0.760	75.130	1.552	21.776
12-2036	7.2	8.7	0.9	5.580	5.763	0.698	75.130	1.552	21.776
12-2037	6.6	8.0	0.8	5.133	5.302	0.642	75.130	1.552	21.776
12-2038	6.1	7.4	0.8	4.723	4.878	0.591	75.130	1.552	21.776
12-2039	5.6	6.8	0.7	4.345	4.488	0.544	75.130	1.552	21.776
12-2040	5.1	6.2	0.6	3.997	4.129	0.500	75.130	1.552	21.776
12-2041	4.7	5.7	0.6	3.677	3.798	0.460	75.130	1.552	21.776
12-2042	4.3	5.3	0.5	3.383	3.495	0.423	75.130	1.552	21.776
S Tot	201.9	297.1	30.6	157.420	197.157	23.891	75.130	1.552	21.776
After	20.2	28.0	2.9	15.797	18.572	2.250	75.130	1.552	21.776
Total	222.1	325.1	33.5	173.217	215.729	26.141	75.130	1.552	21.776
Cum	190.2	391.0	0.0						
Ult	412.3	716.1	33.5						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2024	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2025	1,798.500	63.135	107.343	0.000	0.000	1,968.979	7.482	129.851	13.019
12-2026	1,406.161	42.324	71.960	0.000	0.000	1,520.445	5.778	100.271	13.832
12-2027	1,114.219	30.480	51.822	0.000	0.000	1,196.522	4.547	78.909	14.813
12-2028	934.745	23.952	40.724	0.000	0.000	999.422	3.798	65.910	15.842
12-2029	810.958	19.792	33.651	0.000	0.000	864.402	3.285	57.006	16.890
12-2030	719.446	16.898	28.730	0.000	0.000	765.074	2.907	50.455	17.938
12-2031	647.787	14.751	25.080	0.000	0.000	687.618	2.613	45.347	18.996
12-2032	588.704	13.085	22.247	0.000	0.000	624.035	2.371	41.154	20.086
12-2033	538.730	11.749	19.976	0.000	0.000	570.455	2.168	37.621	21.210
12-2034	495.262	10.652	18.111	0.000	0.000	524.025	1.991	34.559	22.383
12-2035	455.641	9.733	16.549	0.000	0.000	481.923	1.831	31.782	23.663
12-2036	419.189	8.944	15.207	0.000	0.000	443.341	1.685	29.238	25.067
12-2037	385.654	8.229	13.991	0.000	0.000	407.874	1.550	26.899	26.605
12-2038	354.802	7.571	12.871	0.000	0.000	375.244	1.426	24.747	28.277
12-2039	326.418	6.965	11.842	0.000	0.000	345.224	1.312	22.767	30.108
12-2040	300.304	6.408	10.894	0.000	0.000	317.607	1.207	20.946	32.109
12-2041	276.280	5.895	10.023	0.000	0.000	292.198	1.110	19.270	34.290
12-2042	254.178	5.423	9.221	0.000	0.000	268.822	1.022	17.728	36.564
S Tot	11,826.979	305.988	520.243	0.000	0.000	12,653.209	48.082	834.459	19.007
After	1,186.823	28.824	49.006	0.000	0.000	1,264.653	4.806	83.402	44.427
Total	13,013.802	334.811	569.249	0.000	0.000	13,917.862	52.888	917.861	21.295

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2024	0.000	0	0.0	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2025	110.722	2	2.0	6.366	0.000	324.565	39.132	1,350.860	1,350.860	1,275.536
12-2026	120.788	2	2.0	6.945	0.000	223.730	0.000	1,062.933	2,413.793	2,192.065
12-2027	120.788	2	2.0	6.945	0.000	163.360	0.000	821.974	3,235.767	2,836.012
12-2028	120.788	2	2.0	6.945	0.000	129.385	0.000	672.596	3,908.363	3,314.876
12-2029	120.788	2	2.0	6.945	0.000	107.438	0.000	568.941	4,477.304	3,683.042
12-2030	120.788	2	2.0	6.945	0.000	91.973	0.000	492.006	4,969.309	3,972.438
12-2031	120.788	2	2.0	6.945	0.000	80.372	0.000	431.553	5,400.862	4,203.180
12-2032	120.788	2	2.0	6.945	0.000	71.232	0.000	381.546	5,782.408	4,388.630
12-2033	120.788	2	2.0	6.945	0.000	63.764	0.000	339.170	6,121.578	4,538.491
12-2034	120.788	2	2.0	6.945	0.000	57.529	0.000	302.214	6,423.791	4,659.884
12-2035	120.788	2	2.0	6.945	0.000	52.211	0.000	268.366	6,692.157	4,757.886
12-2036	120.788	2	2.0	6.945	0.000	47.592	0.000	237.094	6,929.251	4,836.600
12-2037	120.788	2	2.0	6.945	0.000	43.441	0.000	208.251	7,137.502	4,899.456
12-2038	120.788	2	2.0	6.945	0.000	39.674	0.000	181.665	7,319.168	4,949.306
12-2039	120.788	2	2.0	6.945	0.000	36.252	0.000	157.161	7,476.329	4,988.514
12-2040	120.788	2	2.0	6.945	0.000	33.140	0.000	134.581	7,610.910	5,019.040
12-2041	120.788	2	2.0	6.945	0.000	30.310	0.000	113.775	7,724.685	5,042.503
12-2042	120.788	2	2.0	6.945	0.000	27.316	0.000	95.023	7,819.708	5,060.319
S Tot	2,164.116			124.428	0.000	1,623.284	39.132	7,819.708	7,819.708	5,060.319
After	726.412			41.766	0.000	136.125	118.512	153.631	7,973.339	5,089.010
Total	2,890.528			166.194	0.000	1,759.408	157.645	7,973.340	7,973.339	5,089.010

SEC Price (11/30/2024)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2024	75.98	2.082
Thereafter	Flat	Flat
Cap	75.98	2.082

Percent	Cum. Disc.
8.0	5,480.674
9.0	5,276.982
10.0	5,089.008
11.0	4,915.106
12.0	4,753.834
13.0	4,603.925

1 Months in first year **26.333 Year Life (03/2051)**

Table I - PUD

Composite Reserve Estimates and Economic Forecasts
Prairie Operating Company Interests
Certain Properties in Weld County, Colorado
Proved Undeveloped Reserves
As of November 30, 2024

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MBBLS	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/BBL
12-2024	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2025	3,676.0	6,283.2	605.2	2,408.756	3,328.582	388.270	74.577	1.328	21.952
12-2026	7,457.2	17,493.8	1,767.5	4,801.832	9,294.886	1,122.651	74.509	1.296	21.974
12-2027	8,756.1	21,682.7	2,229.1	4,852.076	10,948.048	1,366.960	73.490	0.874	22.283
12-2028	6,066.8	21,622.4	2,111.3	2,537.838	8,545.833	1,066.916	73.555	0.757	22.354
12-2029	3,379.0	15,006.8	1,454.7	1,568.774	5,765.488	717.709	73.672	0.790	22.330
12-2030	2,383.7	10,815.1	1,055.9	1,156.686	4,346.642	540.380	73.722	0.808	22.320
12-2031	1,862.2	8,515.7	834.1	920.893	3,497.598	434.424	73.750	0.819	22.313
12-2032	1,524.9	6,877.4	679.6	761.804	2,865.033	358.369	73.762	0.813	22.315
12-2033	1,287.1	5,656.5	565.9	648.201	2,385.144	302.005	73.765	0.793	22.322
12-2034	1,122.2	4,936.9	494.4	567.670	2,092.658	264.959	73.774	0.797	22.320
12-2035	995.4	4,382.9	439.3	505.140	1,864.476	236.057	73.781	0.800	22.318
12-2036	894.8	3,942.7	395.3	455.142	1,681.409	212.870	73.786	0.802	22.316
12-2037	812.9	3,584.3	359.5	414.230	1,531.241	193.849	73.791	0.804	22.315
12-2038	745.0	3,286.6	329.7	380.119	1,405.805	177.961	73.795	0.806	22.313
12-2039	687.6	3,035.2	304.5	351.169	1,299.356	164.478	73.798	0.807	22.312
12-2040	638.2	2,819.3	282.9	326.178	1,207.532	152.847	73.802	0.808	22.311
12-2041	594.6	2,628.2	263.7	304.119	1,126.066	142.522	73.806	0.811	22.310
12-2042	555.0	2,449.7	245.7	284.036	1,049.139	132.742	73.811	0.812	22.309
S Tot	43,438.5	145,019.5	14,418.5	23,244.668	64,234.936	7,975.970	73.918	0.908	22.251
After	4,685.4	19,366.4	1,921.0	2,301.987	7,852.665	994.098	73.727	0.739	22.353
Total	48,124.0	164,385.9	16,339.5	25,546.656	72,087.600	8,970.067	73.900	0.890	22.262
Cum	0.0	0.0	0.0						
Ult	48,124.0	164,385.9	16,339.5						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2024	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2025	179,637.904	4,419.749	8,523.341	0.000	0.000	192,580.992	731.808	12,700.413	3.390
12-2026	357,780.608	12,045.002	24,669.212	0.000	0.000	394,495.008	1,499.081	26,016.324	4.487
12-2027	356,581.184	9,571.089	30,460.424	0.000	0.000	396,612.192	1,507.130	26,155.966	6.246
12-2028	186,671.808	6,465.430	23,849.694	0.000	0.000	216,986.688	824.550	14,309.941	7.542
12-2029	115,575.104	4,555.692	16,026.322	0.000	0.000	136,157.232	517.397	8,979.346	8.874
12-2030	85,272.912	3,513.022	12,061.193	0.000	0.000	100,847.288	383.220	6,650.716	9.891
12-2031	67,915.664	2,865.682	9,693.439	0.000	0.000	80,474.680	305.804	5,307.182	10.803
12-2032	56,192.464	2,328.238	7,996.949	0.000	0.000	66,517.712	252.767	4,386.735	11.505
12-2033	47,814.348	1,892.417	6,741.454	0.000	0.000	56,448.256	214.503	3,722.672	12.076
12-2034	41,879.176	1,667.842	5,913.854	0.000	0.000	49,460.840	187.951	3,261.864	12.886
12-2035	37,269.624	1,491.243	5,268.286	0.000	0.000	44,029.164	167.311	2,903.656	13.687
12-2036	33,583.296	1,348.668	4,750.429	0.000	0.000	39,682.392	150.793	2,616.991	14.481
12-2037	30,566.450	1,231.118	4,325.670	0.000	0.000	36,123.244	137.268	2,382.271	15.270
12-2038	28,050.858	1,132.519	3,970.919	0.000	0.000	33,154.282	125.986	2,186.474	16.056
12-2039	25,915.742	1,048.577	3,669.883	0.000	0.000	30,634.212	116.410	2,020.276	16.841
12-2040	24,072.546	976.149	3,410.214	0.000	0.000	28,458.886	108.144	1,876.820	17.630
12-2041	22,445.822	912.697	3,179.609	0.000	0.000	26,538.094	100.845	1,750.148	18.440
12-2042	20,965.152	851.724	2,961.292	0.000	0.000	24,778.152	94.157	1,634.080	19.291
S Tot	1,718,190.720	58,316.852	177,472.192	0.000	0.000	1,953,979.264	7,425.124	128,861.880	8.496
After	169,718.816	5,806.822	22,220.982	0.000	0.000	197,746.544	751.437	13,041.080	24.995
Total	1,887,909.504	64,123.672	199,693.168	0.000	0.000	2,151,725.824	8,176.561	141,902.960	10.114

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2024	0.000	0	0.0	0.000	0.000	0.000	24,851.560	-24,851.560	-24,851.560	-24,851.560
12-2025	10,075.022	81	66.9	66.534	0.000	760.261	302,004.096	-133,757.080	-158,608.640	-155,316.064
12-2026	26,071.082	139	109.5	211.365	0.000	5,489.240	257,630.496	77,577.312	-81,031.328	-89,085.088
12-2027	7,907.746	188	126.5	708.587	0.000	38,639.748	33,736.592	287,957.056	206,925.728	135,920.176
12-2028	6,537.858	188	126.5	740.520	0.000	27,836.746	0.000	166,737.392	373,663.104	255,064.992
12-2029	6,537.858	188	126.5	740.520	0.000	19,311.348	0.000	100,070.696	473,733.792	319,940.128
12-2030	6,537.858	188	126.5	740.520	0.000	14,802.944	0.000	71,731.960	545,465.728	362,181.504
12-2031	6,536.984	188	126.4	740.338	0.000	12,019.590	0.000	55,564.852	601,030.592	391,914.944
12-2032	6,429.645	188	126.3	733.147	0.000	9,775.210	0.000	44,940.132	645,970.752	413,770.816
12-2033	6,287.780	180	122.3	724.856	0.000	7,986.211	14.667	37,497.528	683,468.288	430,346.048
12-2034	6,287.780	180	122.3	724.856	0.000	7,015.951	222.347	31,760.098	715,228.416	443,103.680
12-2035	6,287.780	180	122.3	724.856	0.000	6,254.087	0.000	27,691.470	742,919.872	453,217.312
12-2036	6,287.780	180	122.3	724.856	0.000	5,639.713	0.000	24,262.248	767,182.144	461,272.288
12-2037	6,287.780	180	122.3	724.856	0.000	5,133.699	0.000	21,457.352	788,639.488	467,748.000
12-2038	6,287.780	180	122.3	724.856	0.000	4,709.671	0.000	19,119.524	807,759.040	472,993.344
12-2039	6,287.780	180	122.3	724.856	0.000	4,348.944	0.000	17,135.914	824,894.976	477,266.944
12-2040	6,287.780	180	122.3	724.856	0.000	4,037.822	0.000	15,423.483	840,318.464	480,763.680
12-2041	6,287.780	180	122.3	724.856	0.000	3,764.609	0.000	13,909.869	854,228.352	483,630.592
12-2042	6,287.780	180	122.3	724.856	0.000	3,504.097	0.000	12,533.167	866,761.536	485,978.944
S Tot	139,511.808			11,930.090	0.000	181,029.872	618,459.712	866,761.536	866,761.536	485,978.944
After	73,659.792			9,377.412	0.000	23,366.062	7,339.090	70,211.760	936,973.312	494,776.800
Total	213,171.600			21,307.502	0.000	204,395.936	625,798.784	936,973.312	936,973.312	494,776.800

SEC Price (11/30/2024)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2024	75.98	2.082
Thereafter	Flat	Flat
Cap	75.98	2.082

Percent	Cum. Disc.
8.0	553,439.360
9.0	522,925.664
10.0	494,776.736
11.0	468,723.360
12.0	444,536.256
13.0	422,017.696

1 Months in first year 39.917 Year Life (11/2064)

Table I - POSS

Composite Reserve Estimates and Economic Forecasts
Prairie Operating Company Interests
Certain Properties in Weld County, Colorado
Possible Undeveloped Reserves
As of November 30, 2024

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MBBLS	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/BBL
12-2024	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2025	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2026	513.7	633.0	65.2	73.504	76.998	9.330	75.130	1.552	21.776
12-2027	3,605.8	4,323.1	445.3	853.031	853.409	103.413	75.130	1.552	21.776
12-2028	16,214.9	25,761.0	2,653.4	2,509.979	3,621.442	438.834	75.130	1.552	21.776
12-2029	28,746.9	52,538.3	5,411.4	5,152.470	7,656.486	927.786	75.130	1.552	21.776
12-2030	27,159.7	63,109.4	6,500.3	5,276.490	10,270.361	1,244.527	75.130	1.552	21.776
12-2031	13,446.5	40,019.0	4,122.0	2,516.054	6,356.323	770.236	75.130	1.552	21.776
12-2032	8,897.6	26,796.3	2,760.0	1,659.460	4,239.552	513.734	75.130	1.552	21.776
12-2033	6,739.2	20,360.3	2,097.1	1,253.117	3,212.474	389.277	75.130	1.552	21.776
12-2034	5,444.7	16,475.0	1,696.9	1,010.311	2,594.589	314.403	75.130	1.552	21.776
12-2035	4,574.9	13,855.5	1,427.1	847.637	2,179.157	264.062	75.130	1.552	21.776
12-2036	3,947.8	11,963.6	1,232.3	730.656	1,879.761	227.783	75.130	1.552	21.776
12-2037	3,473.6	10,530.7	1,084.7	642.330	1,653.374	200.350	75.130	1.552	21.776
12-2038	3,101.9	9,406.7	968.9	573.210	1,476.025	178.859	75.130	1.552	21.776
12-2039	2,802.5	8,500.9	875.6	517.609	1,333.248	161.558	75.130	1.552	21.776
12-2040	2,556.2	7,755.1	798.8	471.896	1,215.791	147.325	75.130	1.552	21.776
12-2041	2,349.8	7,130.1	734.4	433.636	1,117.436	135.407	75.130	1.552	21.776
12-2042	2,174.4	6,598.7	679.7	401.138	1,033.862	125.280	75.130	1.552	21.776
S Tot	135,750.0	325,757.0	33,553.0	24,922.528	50,770.288	6,152.166	75.130	1.552	21.776
After	24,827.4	73,445.2	7,564.9	4,571.710	11,482.588	1,391.419	75.130	1.552	21.776
Total	160,577.3	399,202.2	41,117.8	29,494.238	62,252.876	7,543.584	75.130	1.552	21.776
Cum	0.0	0.0	0.0						
Ult	160,577.3	399,202.3	41,117.8						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2024	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2025	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2026	5,522.322	119.500	203.176	0.000	0.000	5,844.998	22.211	385.468	3.180
12-2027	64,088.192	1,324.491	2,251.910	0.000	0.000	67,664.576	257.125	4,462.374	3.026
12-2028	188,574.768	5,620.476	9,555.985	0.000	0.000	203,751.152	774.254	13,437.074	3.408
12-2029	387,104.736	11,882.868	20,203.360	0.000	0.000	419,191.360	1,592.927	27,645.008	3.980
12-2030	396,423.072	15,939.614	27,100.654	0.000	0.000	439,463.392	1,669.961	28,981.930	5.257
12-2031	189,031.008	9,865.018	16,772.577	0.000	0.000	215,668.560	819.541	14,223.013	9.877
12-2032	124,675.208	6,579.786	11,187.017	0.000	0.000	142,441.952	541.279	9,393.817	12.984
12-2033	94,146.712	4,985.761	8,476.842	0.000	0.000	107,609.368	408.915	7,096.665	13.748
12-2034	75,904.640	4,026.800	6,846.404	0.000	0.000	86,777.768	329.756	5,722.868	14.475
12-2035	63,683.036	3,382.050	5,750.194	0.000	0.000	72,815.312	276.698	4,802.051	15.202
12-2036	54,894.216	2,917.392	4,960.169	0.000	0.000	62,771.704	238.532	4,139.696	15.928
12-2037	48,258.308	2,566.036	4,362.794	0.000	0.000	55,187.104	209.711	3,639.506	16.654
12-2038	43,065.232	2,290.790	3,894.816	0.000	0.000	49,250.844	187.153	3,248.011	17.379
12-2039	38,887.976	2,069.202	3,518.073	0.000	0.000	44,475.220	169.006	2,933.068	18.103
12-2040	35,453.508	1,886.906	3,208.134	0.000	0.000	40,548.528	154.084	2,674.112	18.826
12-2041	32,579.106	1,734.263	2,948.605	0.000	0.000	37,261.984	141.596	2,457.370	19.549
12-2042	30,137.522	1,604.554	2,728.074	0.000	0.000	34,470.148	130.987	2,273.252	20.272
S Tot	1,872,429.440	78,795.504	133,968.784	0.000	0.000	2,085,193.984	7,923.736	137,515.280	9.146
After	343,472.544	17,820.968	30,299.362	0.000	0.000	391,592.896	1,488.052	25,824.934	28.891
Total	2,215,901.952	96,616.472	164,268.144	0.000	0.000	2,476,786.944	9,411.789	163,340.208	12.405

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2024	0.000	0	0.0	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2025	0.000	0	0.0	0.000	0.000	0.000	5,616.301	-5,616.301	-5,616.301	-5,115.686
12-2026	293.827	4	0.8	0.000	0.000	0.000	1,454.248	3,689.244	-1,927.058	-1,921.169
12-2027	3,214.999	57	15.4	0.000	0.000	0.000	99,991.304	-40,261.228	-42,188.284	-34,780.168
12-2028	11,347.900	189	41.7	2.460	0.000	231.916	163,748.576	14,208.908	-27,979.376	-25,311.208
12-2029	24,941.580	356	90.1	26.914	0.000	3,017.530	261,248.768	100,718.648	72,739.272	37,594.672
12-2030	30,705.098	396	97.7	97.100	0.000	10,184.226	16,375.634	351,450.176	424,189.440	245,107.808
12-2031	17,368.854	396	97.7	231.792	0.000	22,660.266	0.000	160,365.104	584,554.560	331,199.584
12-2032	6,324.254	396	97.7	340.007	0.000	28,391.010	0.000	97,451.696	682,006.272	378,651.840
12-2033	5,973.380	396	97.7	343.445	0.000	21,751.150	0.000	72,035.800	754,042.048	410,517.088
12-2034	5,973.380	396	97.7	343.445	0.000	17,524.526	0.000	56,883.828	810,925.888	433,383.648
12-2035	5,973.380	396	97.7	343.445	0.000	14,699.319	0.000	46,720.352	857,646.208	450,453.024
12-2036	5,973.380	396	97.7	343.445	0.000	12,670.033	0.000	39,406.652	897,052.864	463,539.200
12-2037	5,973.380	396	97.7	343.445	0.000	11,138.707	0.000	33,882.388	930,935.232	473,766.656
12-2038	5,973.380	396	97.7	343.445	0.000	9,940.695	0.000	29,558.164	960,493.376	481,876.928
12-2039	5,973.380	396	97.7	343.445	0.000	8,977.103	0.000	26,079.196	986,572.544	488,381.600
12-2040	5,973.380	396	97.7	343.445	0.000	8,184.896	0.000	23,218.654	1,009,791.168	493,645.984
12-2041	5,973.380	396	97.7	343.445	0.000	7,521.862	0.000	20,824.312	1,030,615.488	497,938.048
12-2042	5,973.380	396	97.7	343.445	0.000	6,958.644	0.000	18,790.452	1,049,405.952	501,458.688
S Tot	153,930.272			4,132.728	0.000	183,851.872	548,434.816	1,049,405.952	1,049,405.952	501,458.688
After	128,608.680			7,394.488	0.000	77,496.032	5,860.844	144,919.792	1,194,325.760	517,332.160
Total	282,538.944			11,527.216	0.000	261,347.904	554,295.680	1,194,325.760	1,194,325.760	517,332.160

SEC Price (11/30/2024)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2024	75.98	2.082
Thereafter	Flat	Flat
Cap	75.98	2.082

Percent	Cum. Disc.
8.0	599,139.712
9.0	556,217.856
10.0	517,332.416
11.0	481,984.160
12.0	449,751.328
13.0	420,275.616

1 Months in first year **44.917 Year Life (11/2069)**

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ARIES CGA1224SEC 01/27/2025 10:03:40
TEXAS REGISTERED ENGINEERING FIRM F-693. Summary

APPENDIX
Explanatory Comments for Summary Tables

HEADINGS

Table I
Description of Table Information
Identity of Interest Evaluated
Property Description - Location
Reserve Classification and Development Status
Effective Date of Evaluation

FORECAST

(Columns)

(1) (11) (21)	Calendar or Fiscal years/months commencing on effective date.
(2) (3) (4)	Gross Production (8/8th) for the years/months which are economical. These are expressed as thousands of barrels (Mbbl) and millions of cubic feet (MMcf) of gas at standard conditions. Total future production, cumulative production to effective date, and ultimate recovery at the effective date are shown following the annual/monthly forecasts.
(5) (6) (7)	Net Production accruable to evaluated interest is calculated by multiplying the revenue interest times the gross production. These values take into account changes in interest and gas shrinkage.
(8)	Average (volume weighted) gross liquid price per barrel before deducting production-severance taxes.
(9)	Average (volume weighted) gross gas price per Mcf before deducting production-severance taxes.
(10)	Average (volume weighted) gross NGL price per barrel before deducting production-severance taxes.
(12)	Revenue derived from oil sales -- column (5) times column (8).
(13)	Revenue derived from gas sales -- column (6) times column (9).
(14)	Revenue derived from NGL sales -- column (7) times column (10).
(15)	Revenue derived from hedge sources.
(16)	Revenue not derived from column (12) through column (15); may include electrical sales revenue and saltwater disposal revenue.
(17)	Total Revenue – sum of column (12) through column (16).
(18)	Production-Severance taxes deducted from gross oil, gas and NGL revenue.
(19)	Ad Valorem taxes.
(20)	$/BOE6 – is the total of column (22), column (25), column (26), and column (27) divided by Barrels of Oil Equivalent ("BOE"). BOE is net oil production column (5) plus net gas production column (6) converted to oil at six Mcf gas per one bbl oil plus net NGL production column (7) converted to oil at one bbl NGL per 0.65 bbls of oil.
(22)	Operating Expenses are direct operating expenses to the evaluated working interest and may include combined fixed rate administrative overhead charges for operated oil and gas producers known as COPAS.
(23)	Average gross wells.
(24)	Average net wells are gross wells times working interest.
(25)	Work-over Expenses are non-direct operating expenses and may include maintenance, well service, compressor, tubing, and pump repair.
(26)	3rd Party COPAS are combined fixed rate administrative overhead charges for non-operated oil and gas producers.
(27)	Other Deductions may include compression-gathering expenses, transportation costs and water disposal costs.
(28)	Investments, if any, include re-completions, future drilling costs, pumping units, etc. and may include either tangible or intangible or both, and the costs for plugging and the salvage value of equipment at abandonment may be shown as negative investments at end of life.
(29) (30)	Future Net Cash Flow is column (17) less the total of column (18), column (19), column (22), column (25), column (26), column (27), and column (28). The data in column (29) are accumulated in column (30). Federal income taxes have not been considered.
(31)	Cumulative Discounted Cash Flow is calculated by discounting monthly cash flows at the specified annual rates.

MISCELLANEOUS

DCF Profile	• The cumulative cash flow discounted at six different interest rates are shown at the bottom of columns (30-31). Interest has been compounded monthly. The DCF's for the "Without Hedge" case may be shown to the left of the main DCF profile.
Life	• The economic life of the appraised property is noted in the lower right-hand corner of the table.
Footnotes	• Comments regarding the evaluation may be shown in the lower left-hand footnotes.
Price Deck	• A table of oil and gas prices, price caps and escalation rates may be shown in the lower middle footnotes.

APPENDIX

Methods Employed in the Estimation of Reserves

The four methods customarily employed in the estimation of reserves are (1) *production performance*, (2) *material balance*, (3) *volumetric* and (4) *analogy*. Most estimates, although based primarily on one method, utilize other methods depending on the nature and extent of the data available and the characteristics of the reservoirs.

Basic information includes production, pressure, geological and laboratory data. However, a large variation exists in the quality, quantity and types of information available on individual properties. Operators are generally required by regulatory authorities to file monthly production reports and may be required to measure and report periodically such data as well pressures, gas-oil ratios, well tests, etc. As a general rule, an operator has complete discretion in obtaining and/or making available geological and engineering data. The resulting lack of uniformity in data renders impossible the application of identical methods to all properties, and may result in significant differences in the accuracy and reliability of estimates.

A brief discussion of each method, its basis, data requirements, applicability and generalization as to its relative degree of accuracy follows:

Production performance. This method employs graphical analyses of production data on the premise that all factors which have controlled the performance to date will continue to control and that historical trends can be extrapolated to predict future performance. The only information required is production history. Capacity production can usually be analyzed from graphs of rates versus time or cumulative production. This procedure is referred to as "decline curve" analysis. Both capacity and restricted production can, in some cases, be analyzed from graphs of producing rate relationships of the various production components. Reserve estimates obtained by this method are generally considered to have a relatively high degree of accuracy with the degree of accuracy increasing as production history accumulates.

Material balance. This method employs the analysis of the relationship of production and pressure performance on the premise that the reservoir volume and its initial hydrocarbon content are fixed and that this initial hydrocarbon volume and recoveries therefrom can be estimated by analyzing changes in pressure with respect to production relationships. This method requires reliable pressure and temperature data, production data, fluid analyses and knowledge of the nature of the reservoir. The material balance method is applicable to all reservoirs, but the time and expense required for its use is dependent on the nature of the reservoir and its fluids. Reserves for depletion type reservoirs can be estimated from graphs of pressures corrected for compressibility versus cumulative production, requiring only data that are usually available. Estimates for other reservoir types require extensive data and involve complex calculations most suited to computer models which makes this method generally applicable only to reservoirs where there is economic justification for its use. Reserve estimates obtained by this method are generally considered to have a degree of accuracy that is directly related to the complexity of the reservoir and the quality and quantity of data available.

Volumetric. This method employs analyses of physical measurements of rock and fluid properties to calculate the volume of hydrocarbons in-place. The data required are well information sufficient to determine reservoir subsurface datum, thickness, storage volume, fluid content and location. The volumetric method is most applicable to reservoirs which are not susceptible to analysis by production performance or material balance methods. These are most commonly newly developed and/or no-pressure depleting reservoirs. The amount of hydrocarbons in-place that can be recovered is not an integral part of the volumetric calculations but is an estimate inferred by other methods and a knowledge of the nature of the reservoir. Reserve estimates obtained by this method are generally considered to have a low degree of accuracy; but the degree of accuracy can be relatively high where rock quality and subsurface control is good and the nature of the reservoir is uncomplicated.

Analogy. This method, which employs experience and judgment to estimate reserves, is based on observations of similar situations and includes consideration of theoretical performance. The analogy method is a common approach used for "resource plays," where an abundance of wells with similar production profiles facilitates the reliable estimation of future reserves with a relatively high degree of accuracy. The analogy method may also be applicable where the data are insufficient or so inconclusive that reliable reserve estimates cannot be made by other methods. Reserve estimates obtained in this manner are generally considered to have a relatively low degree of accuracy.

Much of the information used in the estimation of reserves is itself arrived at by the use of estimates. These estimates are subject to continuing change as additional information becomes available. Reserve estimates which presently appear to be correct may be found to contain substantial errors as time passes and new information is obtained about well and reservoir performance.

APPENDIX

Reserve Definitions and Classifications

The Securities and Exchange Commission, in SX Reg. 210.4-10 dated November 18, 1981, as amended on September 19, 1989 and January 1, 2010, requires adherence to the following definitions of oil and gas reserves:

"(22) **<u>Proved oil and gas reserves</u>**. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations— prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

"(i) The area of a reservoir considered as proved includes: (A) The area identified by drilling and limited by fluid contacts, if any, and (B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

"(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

"(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

"(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when: (A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and (B) The project has been approved for development by all necessary parties and entities, including governmental entities.

"(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

"(6) **<u>Developed oil and gas reserves</u>**. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

“(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

“(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

"(31) **<u>Undeveloped oil and gas reserves</u>**. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

“(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

“(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

“(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

"(18) **Probable reserves**. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

"(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

"(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

"(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

"(iv) See also guidelines in paragraphs (17)(iv) and (17)(vi) of this section (below).

"(17) **Possible reserves**. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

"(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

"(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

"(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

"(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

"(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

"(vi) Pursuant to paragraph (22)(iii) of this section (above), where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations."

Instruction 4 of Item 2(b) of Securities and Exchange Commission Regulation S-K was revised January 1, 2010 to state that "a registrant engaged in oil and gas producing activities shall provide the information required by Subpart 1200 of Regulation S–K." This is relevant in that Instruction 2 to paragraph (a)(2) states: "The registrant is *permitted, but not required*, to disclose probable or possible reserves pursuant to paragraphs (a)(2)(iv) through (a)(2)(vii) of this Item."

"(26) **Reserves**. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

"Note to paragraph (26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations)."